Exhibit 99.1

CrossFirst Bankshares, Inc. Reports Fourth Quarter and Full

Year 2022
Results
LEAWOOD, Kan., January 23, 2023 (GLOBE NEWSWIRE) -- CrossFirst Bankshares, Inc. (Nasdaq: CFB), the bank holding company for
CrossFirst Bank, today reported fourth quarter net income of $11.9 million, or $0.24 per diluted share, and full year net income of $61.6 million, or $1.23 per diluted share.

Adjusted net income was $17.9 million, or $0.36 per diluted share for the fourth quarter and $68.6 million, or $1.37 per diluted share for the full year.
Fourth Quarter 2022 Key Financial Performance Metrics
Net Income ROAA
(1)
Net Interest Margin –
Fully Tax Equivalent
(“FTE”)
(1)
Diluted EPS ROE
(1)
$11.9 million 0.77% 3.61% $0.24 8.04%
Adjusted Fourth Quarter 2022 Key Financial Performance Metrics
(2)
Adjusted Net Income Adjusted ROAA
(1)
Net Interest Margin -
(FTE)
(1)
Adjusted Diluted
EPS
Adjusted ROE
(1)
$17.9 million 1.15% 3.61% $0.36 12.03%
(1)
Ratios are annualized.
(2)
With the exception of Net Interest Margin - (FTE), represents a non-GAAP financial measure. See “Table 5. Non-GAAP Financial
Measures” for a reconciliation of these measures.
CEO Commentary:
“CrossFirst had a very successful quarter with the closing of our acquisition of Central, launching our new digital banking platform, and incredibly strong organic balance sheet growth,” said CrossFirst’s CEO and President, Mike Maddox. “2022 was our best year on record by a number of different measures, and strategic investments we made last year supported our entry into dynamic markets including
Phoenix and Denver, which we believe will drive significant future growth.”
2022 Fourth Quarter and Full Year

Highlights:
• Completed the acquisition of Farmers & Stockmens Bank (“Central”) adding liquidity, new production talent, and expanding into attractive and growing markets
◦
Added $389 million of loans and $570 million of deposits

• Loans grew $1.1 billion for the year or 26%; loans grew $695 million for the quarter or 59% on an annualized basis
◦ Excluding the Central acquisition, loans grew 17% for the year and 26% on an annualized basis for the quarter
• Deposits grew $968 million for the year or 21%; deposits grew $664 million for the quarter or 53% on an annualized basis
◦ Excluding the Central acquisition, deposits grew 9% for the year and 7% on an annualized basis for the quarter
◦ Non-interest-bearing deposit accounts grew to 25% of total deposits
• Credit quality improved meaningfully with the non-performing assets ratio at 0.20% at year end and full year net charge offs of just 0.08%
• Launched a new digital banking platform, providing enhanced online tools and resources for clients

Exhibit 99.1

Quarter-to-Date Full Year
December 31, December 31,
(Dollars in millions except per share data) 2022 2021 2022 2021
Operating revenue
(1)
$ 58.4 $ 48.2 $ 210.8 $ 182.4
Net income $ 11.9 $ 20.8 $ 61.6 $ 69.4
Diluted earnings per share $ 0.24 $ 0.40 $ 1.23 $ 1.33
Return on average assets 0.77% 1.50% 1.07% 1.24%
Adjusted return on average assets
(2)
1.15% 1.50% 1.19% 1.31%
Return on average common equity 8.04% 12.57% 9.97% 10.84%
Adjusted return on average common equity
(2)
12.03% 12.57% 11.11% 11.40%
Net interest margin 3.56% 3.24% 3.44% 3.11%
Net interest margin -FTE
(3)(4)
3.61% 3.30% 3.50% 3.17%
Efficiency ratio 62.40% 55.38% 57.75% 54.50%
Adjusted efficiency ratio - FTE
(2)(4)
55.01% 54.52% 54.43% 52.02%
(1)
Net interest income plus non-interest income.
(2)
Represents a non-GAAP financial measure. See "Table 5. Non-GAAP Financial Measures" for a reconciliation of these measures.
(3)
The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain(loss) on available-for-sale securities from an interest-earning asset to a non-interest-earning asset.

All periods presented reflect this change.

(4)
Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental federal income tax rate used is 21.0%.

Income from Operations
Net income totaled $11.9 million or $0.24 per diluted share for the fourth quarter of 2022,

compared to $17.3 million or $0.35 per diluted
share during the third quarter of 2022. The quarter’s results were impacted by an increase in net interest income offset by higher non-
interest expenses.

The quarter included acquisition-related non-interest expense of $3.6 million and a $4.4 million acquisition-related Day
1 CECL provision expense, discussed in detail below.

Full year net income of $61.6 million was lower than 2021 net income of $69.4 million as better net interest income and non-interest income were more than offset by higher provision expense and non-interest expense.

Adjusted net income for 2022 totaled $68.6 million or $1.37 per diluted share compared to $73.0 million or $1.40 per diluted share for
2021.

Full year adjusted net income was lower by $4.4 million as increases in net interest income were offset by higher CECL provision and higher non-interest expense compared to 2021.
Net Interest Income
Fully taxable equivalent (“FTE”) net interest income totaled $54.8 million for the fourth quarter of 2022, which was 9% higher than the third quarter and 24% higher than the fourth quarter of 2021.

Net interest margin - FTE increased to 3.61% in the current quarter from
3.56% in the previous quarter and 3.30% in the fourth quarter of 2021 as increases in earning asset yields outpaced the cost of funds increase. Full year 2022 net interest income - FTE grew $25.1 million, an increase of 15% compared to 2021, while the net interest margin - FTE increased to 3.50% from 3.17% in the prior year due to the higher interest rate environment as well as the mix shift from cash into higher earning assets.
Interest income was $82.4 million for the fourth quarter of 2022, an increase of 26% from the prior quarter and an increase of 67% from the fourth quarter of 2021.

Higher yields on earning assets - FTE was the primary driver of the increase and improved 80 basis points and
1.76% compared to the prior quarter and the prior year fourth quarter, respectively. Average earning assets increased $394 million, or 7%, compared to the third quarter and increased $700 million, or 13%, compared to the same period in 2021. The increase in average earning assets for the quarter was due to organic loan growth as well as the addition of $389 million of Central loans.

Compared to the fourth
quarter of 2021, the earning asset increase was entirely driven by loan growth and higher average investment balances, partially offset by lower cash balances. For the full year 2022, interest income increased $55.4 million primarily due to the higher interest rate environment, loan growth, and a mix shift from cash into higher earning assets.

CROSSFIRST BANKSHARES, INC.

Interest expense for the fourth quarter of 2022 was $28.3 million, which increased 79% from the prior quarter and 392% from the same quarter in 2021 due to significant changes in market rates in 2022 and higher average interest-bearing deposits.

Average interest-bearing
deposits increased to $4.1 billion in the fourth quarter of 2022, a 9% increase from the third quarter and a 19% increase from the prior year fourth quarter, respectively. For both comparative periods the increase in average interest-bearing deposits was due to organic growth of savings and money market deposits, increased time deposits and the impact of the acquisition of Central.

The cost of funds increased to
2.05% compared to 1.23% for the third quarter and 0.48% for the fourth quarter of 2021,

driven by the higher interest rate environment.

For the full year 2022, interest expense increased $30.5 million due to higher market rates and increased competition for deposits.
Non-Interest Income
Non-interest income increased $0.6 million compared to the third quarter of 2022 and decreased by $0.4 million compared to the same quarter in 2021. The increase in non-interest income compared to the previous quarter was due to gains on securities and increases in service charges and fees.

The decrease compared to the prior year was primarily the result of a decrease in credit card fees, partially offset by increases in service charges and fees, as well as gains on securities.

Full year 2022 non-interest income was up $3.6 million compared to 2021 as the prior year included losses on securities net of bank-owned life insurance income totaling a net $4.4 million that did not occur in the current year.
Non-Interest Expense
Non-interest expense increased $8.0 million from the third quarter of 2022.

Included in the quarter were $3.6 million of acquisition-
related expenses with $1.2 million included in professional fees, $1.0 million in salaries and benefits, $1.1 million in data processing, and
$0.2 million in other non-interest expense.

Excluding these acquisition-related expenses, non-interest expense increased $4.4 million compared to the third quarter and $6.1 million compared to the fourth quarter of 2021.

For both comparative periods salaries and benefit
costs were higher due to hiring in new markets, the addition of employees as part of the Central acquisition and increased performance-
based incentive compensation. Additionally, professional fees increased for both comparative periods primarily due to increases in legal fees related to lending activity. Full year 2022 non-interest expense increased $22.4 million compared to 2021 due to a $14.2 million increase in salaries due to hiring activity, the addition of Central, merit increases and increased incentive compensation. In addition, occupancy expenses increased $1.0 million related to new market expansion, professional fees increased $1.8 million due to the Central acquisition as well as lending related legal fees, and data processing increased $1.9 million due to the Central acquisition, account growth and costs related to our digital banking conversion.

Advertising as well as other non-interest expenses were up $1.1 million and $2.6 million, respectively, due to increased post-pandemic activities.

Other non-interest expense also included an employee separation expense of $1.1 million in 2022.
The Company’s effective tax rate for the fourth quarter of 2022 was 21.9%, as compared to 20.3% in the third quarter and 21.6% for the fourth quarter of 2021. The increase compared to the third quarter was due to a $0.3 million charge related to certain non-deductible acquisition costs.
Balance Sheet Performance & Analysis
During the fourth quarter of 2022, total assets increased by $0.8 billion or 13% compared to the end of the prior quarter, and increased $1.0 billion or 17% compared to December 31, 2021. Total assets increased on a linked quarter basis primarily due to a $0.7 billion increase in loans. The year-over-year increase was primarily due to an increase in loans of $1.1 billion.

For both comparative periods, the increases in
loans included a $0.4 billion increase from the Central acquisition. Deposits increased $0.7 billion compared to September 30, 2022, and increased $1.0 billion from December 31, 2021.

For both periods, $0.6 billion of the increase is due to the acquisition of Central.
Loan Results
During the fourth quarter of 2022, the Company produced an increase in average loans of $383 million compared to the third quarter, and an increase of $789 million or 19% compared to the fourth quarter of 2021. The linked quarter increase in average loans was primarily a result of growth in the commercial and commercial real estate portfolios and the acquisition of Central.

CROSSFIRST BANKSHARES, INC.

4Q22 3Q22 2Q22 1Q22 4Q21
% of
Total
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Average loans (gross)
Commercial $ 1,909 $ 1,630 $ 1,532 $ 1,434 $ 1,328 38% $ 279 17% $ 581 44%
Energy 183 211 241 274 290 4 (28) (13) (107) (37)
Commercial real estate 1,461 1,439 1,399 1,327 1,272 29 22 2 189 15
Construction and land development 734 633 581 593 579 15 101 16 155 27
Residential and multifamily real estate 645 644 609 604 612 13 1 0 33 5
Paycheck Protection Program 5 6 20 42 84 0 (1) (17) (79) (94)
Consumer 73 64 56 59 56 1 9 14 17 30
Total $ 5,010 $ 4,627 $ 4,438 $ 4,333 $ 4,221 100% $ 383 8% $ 789 19%
(1)
Actual unrounded values are used to calculate the reported percent disclosed. Accordingly,

recalculations using the amounts in millions as disclosed in this release may not produce the same amounts.
Deposit & Other Borrowing Results
During the fourth quarter of 2022, the Company produced an increase in average deposits of 7% compared to the previous quarter, and an increase of 16% in average deposits compared to the fourth quarter of 2021. The average deposit increases for both comparative periods was primarily due to increases in savings and money market deposits, and time deposits, including amounts related to the Central acquisition.

4Q22 3Q22 2Q22 1Q22 4Q21
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Average deposits
Non-interest-bearing deposits $ 1,142 $ 1,138 $ 1,150 $ 1,157 $ 1,058 $ 4 0% $ 84 8%
Transaction deposits 529 531 507 586 543 (2) 0 (14) (3)
Savings and money market deposits 2,742 2,520 2,334 2,303 2,272 222 9 470 21
Time deposits 868 734 560 587 662 134 18 206 31
Total $ 5,281 $ 4,923 $ 4,551 $ 4,633 $ 4,535 $ 358 7% $ 746 16%
(1)
Actual unrounded values are used to calculate the reported percent disclosed. Accordingly,

recalculations using the amounts in millions as disclosed in this release may not produce the same amounts.
At December 31, 2022,

other borrowings totaled $254 million, as compared to $206 million at September 30, 2022, and $238 million at
December 31, 2021,

and increased due to short-term liquidity needs.
Asset Quality and Provision for Credit Losses
The Company recorded $6.7 million of provision expense, compared to $3.3 million last quarter and a ($5.0) million release of provision in the prior year fourth quarter. The quarter’s provision included $4.4 million of acquisition-related Day 1 CECL provision expense for the
Central loan portfolio. The remainder of the quarter’s provision expense was driven by loan growth, partially offset by lower reserve requirements from changes in the CECL model’s qualitative factors due to improvement in credit quality indicators.
Non-performing assets decreased to $13.2 million at December 31, 2022 primarily due to a $5.6 million decrease in non-accrual loans. The decline is attributable primarily to payments and payoffs on non-accrual energy, commercial and commercial real estate loans. The non-
performing assets to total assets ratio decreased from 0.58% at December 31, 2021 to 0.20% at December 31, 2022. Classified loans decreased $4.4 million during the fourth quarter but included the addition of $5.7 million from Central.

Without Central, classified assets
decreased $10.1 million due to reductions in classified energy and commercial loans. Net recoveries were ($0.3) million for the fourth quarter of 2022 compared to $1.9 million of net charge-offs from the prior quarter and $0.8 million in the prior year fourth quarter.
The allowance for credit losses was $61.8 million or 1.15% of outstanding loans at December 31, 2022. The combined allowance for credit losses and accrual for off-balance sheet credit risk from unfunded commitments (“RUC”) was $70.5 million or 1.31% of outstanding loans. The allowance for credit losses and RUC to total loans decreased from 1.34% at September 30, 2022 due to the mix of funded outstanding balances and unfunded commitments between the two periods and the aforementioned qualitative changes in the CECL model.

The allowance for credit losses and RUC to total loans ratio is not comparable to the prior year fourth quarter due to the adoption of CECL on January 1, 2022.

CROSSFIRST BANKSHARES, INC.

The following table provides information regarding asset quality.
Asset quality

(Dollars in millions)
4Q22 3Q22 2Q22 1Q22 4Q21
Non-accrual loans $ 11.3 $ 16.9 $ 27.7 $ 33.1 $ 31.4
Other real estate owned 1.1 1.0 1.0 1.0 1.1
Loans 90+ days past due and still accruing 0.8 0.3 2.2 1.5 0.1
Total non-performing assets $ 13.2 $ 18.2 $ 30.8 $ 35.6 $ 32.7
Loans 30 - 89 days past due $ 19.6 $ 21.4 $ 16.6 $ 15.9 $ 3.5
Net charge-offs (recoveries) (0.3) 1.9 1.1 1.1 0.8
Asset quality metrics (%) 4Q22 3Q22 2Q22 1Q22 4Q21
Non-performing assets to total assets 0.20% 0.31% 0.54% 0.64% 0.58%
Allowance for credit losses to total loans 1.15 1.19 1.23 1.27 1.37
Allowance for credit losses + RUC to total loans
(2)
1.31 1.34 1.35 1.38

N/A

Allowance for credit losses to non-performing loans 514 324 187 160 185
Net charge-offs (recoveries) to average loans
(1)
(0.02) 0.16 0.10 0.10 0.07
Provision to average loans
(1)
0.53 0.29 0.19 (0.06) (0.47)
Classified Loans / (Capital + ACL) 10.1 11.3 12.1 10.8 10.8
Classified Loans / (Capital + ACL + RUC)
(2)
10.0 11.2 12.0 10.7 N/A
(1)
Interim periods annualized.
(2)
Includes the accrual for off-balance sheet credit risk from unfunded commitments that resulted from

CECL adoption on January 1, 2022.
Capital Position
At December 31, 2022, stockholders' equity totaled $609 million, or $12.56 per share, compared to $668 million, or $13.23 per share, at
December 31, 2021.

The decrease was due to the acquisition of Central and share repurchases, partially offset by earnings. During the fourth quarter of 2022, the Company continued its share repurchase program by purchasing 357,646 shares of common stock outstanding at a weighted average price of $13.42. In addition, accumulated other comprehensive loss declined by $86 million between December 31,
2021 and December 31, 2022; driven by a decrease in the unrealized loss on available-for-sale securities, net of tax.

Tangible book value per share was $11.96 at December 31, 2022.

The ratio of common equity Tier 1 capital to risk-weighted assets was approximately 9.5%, and the ratio of total capital to risk-weighted assets was approximately 10.5% at December 31, 2022.

CROSSFIRST BANKSHARES, INC.

Conference Call and Webcast
Management will host a conference call to review fourth quarter and full year financial results on Tuesday, January 24, 2023, at 10 a.m.
CT / 11 a.m. ET. The conference call and webcast may also include discussion of Company developments, forward-looking statements and other material information about business and financial matters. To access the event by telephone, please dial (833) 630-1956 at least fifteen minutes prior to the start of the call and request access to the CrossFirst Bankshares call. International callers should dial +1 (412)
317-1837 and request access as directed above.

The call will also be broadcast live over the internet and can be accessed via the following link: https://edge.media-server.com/mmc/p/jmnnrip7. Please visit the site at least 15 minutes prior to the call to allow time for registration.

For those unable to join the presentation, a replay of the call will be available two hours after the conclusion of the live call. To access the replay, dial (877) 344-7529 and enter the replay access code 6033374. International callers should dial +1 (412) 317-0088 and enter the same access code. A replay of the webcast will also be available for 90 days on the Company’s website
https://investors.crossfirstbankshares.com/.
Cautionary Notice about Forward-Looking Statements
The financial results in this press release reflect preliminary, unaudited results, which are not final until the Company’s Annual Report on
Form 10-K is filed. This earnings release contains forward-looking statements regarding, among other things, our business plans, and future financial performance. Any statements about management’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “positioned,” “growth,” “approximately,” “believe,” “plan,” “future,”
“opportunities,” “feel,” “anticipate,” “target,” “expectations,” “expect,” “will,” and similar words or phrases. The inclusion of forward-
looking information in this earnings release should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Our actual results could differ materially from those anticipated in such forward-looking statements.
Accordingly, the Company cautions you that any such forward-looking statements are not a guarantee of future performance and that actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a number of factors. Such factors include, without limitation, economic and market conditions in the United States or internationally, interest rates, business and growth strategy execution, the transition away from the London Interbank Offered Rate (LIBOR), fluctuations in fair value of our investments, credit quality and risk, economic impact on our commercial real estate and commercial-based loan portfolios, accounting estimates, allowance estimate and risk management processes, hiring and retention of key personnel, funding availability, competition, industry and technological changes, cyber incidents or other failures, disruptions or security breaches, commercial and residential real estate values, mortgage markets, fraud committed against the Company, reputation risk, environmental liability, severe weather, natural disasters, acts of war or terrorism or other external events, ongoing impact of the COVID-19 pandemic, and legislative and regulatory changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form
10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. These forward-
looking statements are made as of the date of this communication, and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements included herein, except as required by law.
About CrossFirst Bankshares, Inc.
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned subsidiary CrossFirst Bank, a full-service financial institution that offers product and services to businesses, professionals, individuals, and families. CrossFirst Bank, headquartered in Leawood, Kansas, has locations in Kansas, Missouri, Oklahoma, Texas, Arizona, Colorado,
and New Mexico.

INVESTOR CONTACT
Heather Worley
Heather@crossfirst.com
(214)676-4666
https://investors.crossfirstbankshares.com

CROSSFIRST BANKSHARES, INC.

TABLE 1. CONSOLIDATED BALANCE SHEETS (UNAUDITED)
December 31, 2022 December 31, 2021
(Dollars in thousands)
Assets
Cash and cash equivalents
$
300,138
$
482,727
Available-for-sale securities - taxable
198,808 192,146
Available-for-sale securities - tax-exempt
488,093 553,823
Loans, net of unearned fees
5,372,729 4,256,213
Allowance for credit losses on loans
61,775 58,375
Loans, net of the allowance for credit losses on loans
5,310,954 4,197,838
Premises and equipment, net
65,984 66,069
Restricted equity securities
12,536 11,927
Interest receivable
29,507 16,023
Foreclosed assets held for sale
1,130 1,148
Goodwill and other intangible assets, net
29,081 130
Bank-owned life insurance
69,101 67,498
Other
95,754 32,128
Total assets $
6,601,086
$
5,621,457
Liabilities and stockholders’ equity
Deposits
Non-interest-bearing $
1,400,260
$
1,163,224
Savings, NOW and money market
3,305,481 2,895,986
Time
945,567 624,387
Total deposits
5,651,308 4,683,597
Federal Home Loan Bank advances
218,111 236,600
Other borrowings
35,457 1,009
Interest payable and other liabilities
87,611 32,678
Total liabilities
5,992,487 4,953,884
Stockholders’ equity
Common Stock, $0.01 par value:

Authorized - 200,000,000 shares, issued -
53,036,613 and 52,590,015 shares at December 31, 2022 and December 31, 2021, respectively 530 526
Treasury stock, at cost:

4,588,398 and 2,139,970 shares held at December 31,
2022 and December 31, 2021, respectively
(64,127) (28,347)
Additional paid-in capital
530,658 526,806
Retained earnings
206,095 147,099
Accumulated other comprehensive (loss) income
(64,557) 21,489
Total stockholders’ equity
608,599 667,573
Total liabilities and stockholders’ equity $
6,601,086
$
5,621,457

CROSSFIRST BANKSHARES, INC.

TABLE 2. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Three Months Ended Twelve Months Ended
December 31, December 31,
2022 2021 2022 2021
(Dollars in thousands except per share data)
Interest Income
Loans, including fees $ 74,872 $ 44,392 $ 224,138 $ 174,660
Available-for-sale securities - taxable 1,327 850 4,577 3,273
Available-for-sale securities - tax-exempt 3,896 3,623 15,338 14,033
Deposits with financial institutions 2,037 143 3,751 502
Dividends on bank stocks 231 194 709 682
Total interest income 82,363 49,202 248,513 193,150
Interest Expense
Deposits 26,830 3,734 49,982 18,523
Fed funds purchased and repurchase agreements 13 - 96 3
Federal Home Loan Bank Advances 1,457 1,999 4,759 5,837
Other borrowings 48 24 142 96
Total interest expense 28,348 5,757 54,979 24,459
Net Interest Income 54,015 43,445 193,534 168,691
Provision for Credit Losses 6,657 (5,000) 11,501 (4,000)
Net Interest Income after Provision for Credit Losses 47,358 48,445 182,033 172,691
Non-Interest Income
Service charges and fees on customer accounts 1,708 1,250 6,228 4,580
Realized gains (losses) on available-for-sale securities 139 (20) 96 1,023
Gain on sale of loans 47 - 47 -
Gains (losses) on equity securities, net 80 (82) (181) (6,325)
Income from bank-owned life insurance 402 395 1,602 3,483
Swap fees and credit valuation adjustments, net 65 119 188 275
ATM and credit card interchange income 1,010 2,427 6,523 7,996
Other non-interest income 908 707 2,778 2,628
Total non-interest income 4,359 4,796 17,281 13,660
Non-Interest Expense
Salaries and employee benefits 22,000 16,468 75,288 61,080
Occupancy 2,812 2,381 10,663 9,688
Professional fees 2,822 981 5,275 3,519
Deposit insurance premiums 999 710 3,354 3,705
Data processing 1,901 742 4,750 2,878
Advertising 954 756 3,201 2,090
Software and communication 1,404 1,136 5,093 4,234
Foreclosed assets, net 13 17 (17) 697
Other non-interest expense 3,518 3,524 14,135 11,491
Total non-interest expense 36,423 26,715 121,742 99,382
Net Income Before Taxes 15,294 26,526 77,572 86,969
Income tax expense 3,348 5,725 15,973 17,556
Net Income $ 11,946 $ 20,801 $ 61,599 $ 69,413
Basic Earnings Per Share $ 0.25 $ 0.41 $ 1.24 $ 1.35
Diluted Earnings Per Share $ 0.24 $ 0.40 $ 1.23 $ 1.33

CROSSFIRST BANKSHARES, INC.

TABLE 3. YEAR-TO-DATE

ANALYSIS OF CHANGES IN NET INTEREST
INCOME - FTE
(UNAUDITED)
Twelve Months Ended
December 31,
2022 2021
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable
(1)
$ 220,760 $ 5,286 2.39% $ 201,419 $ 3,955 1.96%
Securities - tax-exempt - FTE
(1)(2)
551,734 18,559 3.36 488,544 16,981 3.48
Federal funds sold 3,139 49 - - - -
Interest-bearing deposits in other banks 239,240 3,702 1.55 389,893 502 0.13
Gross loans, net of unearned income
(3)
4,603,697 224,138 4.87 4,340,791 174,660 4.02
Total interest-earning assets - FTE
(1)(2)
5,618,570 $ 251,734 4.48% 5,420,647 $ 196,098 3.62%
Allowance for loan losses (57,388) (73,544)
Other non-interest-earning assets 198,849 244,368
Total assets $ 5,760,031 $ 5,591,471
Interest-bearing liabilities
Transaction deposits $ 538,604 $ 4,951 0.92% $ 608,063 $ 1,152 0.19%
Savings and money market deposits 2,475,891 33,599 1.36 2,338,315 8,225 0.35
Time deposits 688,095 11,432 1.66 812,774 9,146 1.13
Total interest-bearing deposits 3,702,590 49,982 1.35 3,759,152 18,523 0.49
FHLB and short-term borrowings 232,018 4,855 2.09 279,379 5,840 2.09
Trust preferred securities, net of fair value
adjustments
1,072 142 13.25 982 96 9.76
Non-interest-bearing deposits 1,146,594 - - 876,309 - -
Cost of funds 5,082,274 $ 54,979 1.08% 4,915,822 $ 24,459 0.50%
Other liabilities 60,175 35,447
Stockholders’ equity 617,582 640,202
Total liabilities and stockholders' equity $ 5,760,031 $ 5,591,471
Net interest income - FTE
(2)
$ 196,755 $ 171,639
Net interest spread - FTE
(1)(2)
3.40% 3.12%
Net interest margin - FTE
(1)(2)
3.50% 3.17%
(1)

The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain
(loss) on available-for-sale securities from an interest-earning asset to a non-interest-earning asset. All periods presented reflect this change.
(2)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(3)
Average gross loan balances include non-accrual loans.
(4)
Actual unrounded values are used to calculate the reported yield or rate disclosed. Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

TABLE 4. 2021 - 2022 QUARTERLY ANALYSIS OF

CHANGES IN NET INTEREST INCOME – FTE
(UNAUDITED)
Three Months Ended
December 31,
2022 2021
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable
(1)
$ 227,701 $ 1,558 2.74% $ 194,850 $ 1,044 2.14%
Securities - tax-exempt - FTE
(1)(2)
558,393 4,714 3.38 522,860 4,385 3.35
Federal funds sold 12,453 50 - - - -
Interest-bearing deposits in other banks 218,549 1,987 3.61 387,828 143 0.15
Gross loans, net of unearned income
(3)
5,009,667 74,872 5.93 4,220,842 44,392 4.17
Total interest-earning assets - FTE
(1)(2)
6,026,763 $ 83,181 5.48% 5,326,380 $ 49,964 3.72%
Allowance for loan losses (57,909) (64,102)
Other non-interest-earning assets 190,929 228,204
Total assets $ 6,159,783 $ 5,490,482
Interest-bearing liabilities
Transaction deposits $ 528,725 $ 2,772 2.08% $ 543,088 $ 216 0.16%
Savings and money market deposits 2,742,026 18,359 2.66 2,272,307 1,824 0.32
Time deposits 868,029 5,699 2.60 661,978 1,694 1.02
Total interest-bearing deposits 4,138,780 26,830 2.57 3,477,373 3,734 0.43
FHLB and short-term borrowings 202,705 1,470 2.88 261,600 1,999 3.03
Trust preferred securities, net of fair value
adjustments
1,213 48 15.70 1,000 24 9.67
Non-interest-bearing deposits 1,141,977 - - 1,058,462 - -
Cost of funds 5,484,675 $ 28,348 2.05% 4,798,435 $ 5,757 0.48%
Other liabilities 85,521 35,632
Stockholders’ equity 589,587 656,415
Total liabilities and stockholders' equity $ 6,159,783 $ 5,490,482
Net interest income - FTE
(2)
$ 54,833 $ 44,207
Net interest spread - FTE
(1)(2)
3.43% 3.24%
Net interest margin - FTE
(1)(2)
3.61% 3.30%
(1)

The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain
(loss) on available-for-sale securities from an interest-earning asset to a non-interest-earning asset. All periods presented reflect this change.
(2)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(3)
Average loan balances include non-accrual loans.
(4)
Actual unrounded values are used to calculate the reported yield or rate disclosed. Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

TABLE 5. NON-GAAP FINANCIAL MEASURES
Non-GAAP Financial Measures
In addition to disclosing financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP), the
Company discloses non-GAAP financial measures in this release including “tangible common stockholders’ equity,” “tangible book value per share,” “adjusted efficiency ratio – fully tax equivalent (FTE),” “adjusted net income,” “adjusted diluted earnings per share,” “adjusted return on average assets (ROAA),” and “adjusted return on common equity (ROE).”

We consider the use of select non-GAAP financial
measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or gains that we believe are not indicative of our primary business operating results. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods.
These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance.
A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures follows.

CROSSFIRST BANKSHARES, INC.

Quarter Ended Twelve Months Ended
12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 12/31/2022 12/31/2021
(Dollars in thousands, except per share data)
Adjusted net income:
Net income $ 11,946 $ 17,280 $ 15,545 $ 16,828 $ 20,801 $ 61,599 $ 69,413
Add: Acquisition costs 3,570 81 239 - - 3,890 -
Add: Acquisition - Day 1 CECL provision 4,400 - - - - 4,400 -
Add: Employee separation - - 1,063 - - 1,063 -
Add: Unrealized loss on equity security - - - - - - 6,200
Add: Accelerated employee benefits - - - - - - 719
Less: BOLI settlement benefits
(1)
- - - - - - (1,841)
Less: Tax effect
(2)
(2,045) (17) (273) - - (2,335) (1,512)
Adjusted net income $ 17,871 $ 17,344 $ 16,574 $ 16,828 $ 20,801 $ 68,617 $ 72,979
Diluted weighted average common shares outstanding 49,165,578 49,725,207 50,203,725 50,910,490 51,660,723 50,002,054 52,030,582
Diluted earnings per share $ 0.24 $ 0.35 $ 0.31 $ 0.33 $ 0.40 $ 1.23 $ 1.33
Adjusted diluted earnings per share $ 0.36 $ 0.35 $ 0.33 $ 0.33 $ 0.40 $ 1.37 $ 1.40
(1)
No tax effect.
(2)
Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions and permanent tax benefit associated with stock-based grants

Quarter Ended Twelve Months Ended
12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 12/31/2022 12/31/2021
(Dollars in thousands)
Adjusted return on average assets:
Net income $ 11,946 $ 17,280 $ 15,545 $ 16,828 $ 20,801 $ 61,599 $ 69,413
Adjusted net income 17,871 17,344 16,574 16,828 20,801 68,617 72,979
Average assets $ 6,159,783 $ 5,764,347 $ 5,545,657 $ 5,563,738 $ 5,490,482 $ 5,760,031 $ 5,591,471
Return on average assets 0.77% 1.19% 1.12% 1.23% 1.50% 1.07% 1.24%
Adjusted return on average assets 1.15% 1.19% 1.20% 1.23% 1.50% 1.19% 1.31%
Quarter Ended Twelve Months Ended
12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 12/31/2022 12/31/2021
(Dollars in thousands)
Adjusted return on common equity:
Net income $ 11,946 $ 17,280 $ 15,545 $ 16,828 $ 20,801 $ 61,599 $ 69,413
Adjusted net income 17,871 17,344 16,574 16,828 20,801 68,617 72,979
Average common equity $ 589,587 $ 613,206 $ 614,541 $ 653,747 $ 656,415 $ 617,582 $ 640,202
Return on average common equity 8.04% 11.18% 10.15% 10.44% 12.57% 9.97% 10.84%
Adjusted return on common equity 12.03% 11.22% 10.82% 10.44% 12.57% 11.11% 11.40%

CROSSFIRST BANKSHARES, INC.

Quarter Ended
12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021
(Dollars in thousands, except per share data)
Tangible common stockholders' equity:
Total stockholders' equity $ 608,599 $ 580,547 $ 608,016 $ 623,199 $ 667,573
Less: goodwill and other intangible assets 29,081 71 91 110 130
Tangible common stockholders' equity $ 579,518 $ 580,476 $ 607,925 $ 623,089 $ 667,443
Tangible book value per

share:
Tangible common stockholders' equity $ 579,518 $ 580,476 $ 607,925 $ 623,089 $ 667,443
Shares outstanding at end of period 48,448,215 48,787,696 49,535,949 49,728,253 50,450,045
Book value per share $ 12.56 $ 11.90 $ 12.27 $ 12.53 $ 13.23
Tangible book value per

share
$ 11.96 $ 11.90 $ 12.27 $ 12.53 $ 13.23
Quarter Ended Twelve Months Ended
12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 12/31/2022 12/31/2021
(Dollars in thousands)
Adjusted Efficiency Ratio - Fully Tax

Equivalent
(FTE)
(1)
Non-interest expense $ 36,423 $ 28,451 $ 29,203 $ 27,666 $ 26,715 $ 121,742 $ 99,382
Less: Acquisition costs (3,570) (81) (239) - - (3,890) -
Less: Core deposit intangible amortization (291) - - - - (291) -
Less: Employee separation - - (1,063) - - (1,063) -
Less: Accelerated employee benefits - - - - - - (719)
Adjusted Non-interest expense (numerator) $ 32,562 $ 28,370 $ 27,901 $ 27,666 $ 26,715 $ 116,498 $ 98,663
Net interest income 54,015 49,695 46,709 43,115 43,445 193,534 168,691
Tax equivalent interest income
(1)
818 820 808 775 762 3,221 2,948
Non-interest income 4,359 3,780 4,201 4,942 4,796 17,281 13,660
Add: Unrealized loss on equity security - - - - - - 6,200
Less: BOLI settlement benefits - - - - - - (1,841)
Total tax-equivalent income (denominator) $ 59,192 $ 54,295 $ 51,718 $ 48,832 $ 49,003 $ 214,036 $ 189,658
Efficiency Ratio 62.40% 53.20% 57.36% 57.57% 55.38% 57.75% 54.50%
Adjusted Efficiency Ratio - Fully Tax

Equivalent
(FTE)
(1)
55.01% 52.25% 53.95% 56.66% 54.52% 54.43% 52.02%
(1)
Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental tax rate used is 21.0%.